UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 23, 2018

GILEAD SCIENCES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-19731	94-3047598
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 LAKESIDE DRIVE, FOSTER CITY, CALIFORNIA

(Address of principal executive offices)

94404

(Zip Code)

(650) 574-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Section 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02                   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(a) Departure of Directors

(b) Departure of Certain Officers

On July 25, 2018, Gilead Sciences, Inc. (“Gilead”) announced that John F. Milligan, Ph.D., has agreed to step down as Gilead’s President and Chief Executive Officer and will resign from Gilead’s Board of Directors on December 31, 2018 or, if earlier, when his successor is named and commences in the role. Dr. Milligan has agreed to continue to serve through such date, and thereafter will remain an employee to assist in transitional matters through February 28, 2019.  Compensation arrangements in connection with Dr. Milligan’s transition and separation will be filed once they have been finalized.

John Martin, Ph.D., currently Gilead’s Chairman of the Board of Directors, has also informed the Board of Directors of his intent to step down from the Board at the time a new Chief Executive Officer is named.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01            Financial Statements and Exhibits

(d)              Exhibits

Exhibit Number	Description

99.1	Press Release, issued by Gilead Sciences, Inc. on July 25, 2018.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GILEAD SCIENCES, INC.
(Registrant)

/s/ Brett A. Pletcher

Brett A. Pletcher
EVP, General Counsel and Corporate Secretary

Date: July 26, 2018

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